UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:    Managed Account Series

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock U.S. Mortgage Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2014

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

Managed Account Series

„  BlackRock U.S. Mortgage Portfolio

„  Global SmallCap Portfolio

„  Mid Cap Value Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce – or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2013	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2013, the Fund’s Institutional Share Class performed in line with the benchmark, the Barclays US Mortgage-Backed Securities (“MBS”) Index, while the Fund’s Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

The Fund’s longer duration position (greater sensitivity to interest rate movements) detracted from performance versus the benchmark index as interest rates rose sharply during the period. An allocation to lower-coupon (3.5%) MBS also had a negative impact on relative results.

•

Contributing positively to performance were the Fund’s out-of-benchmark exposures to non-agency MBS, commercial mortgage-backed securities (“CMBS”) and asset-backed securities. These sectors benefited from investors’ continued search for yield in a low-rate environment and the Federal Reserve’s monetary easing program. Adding to performance was the tactical management of coupon exposure amid the significant rate volatility exhibited during the period. Security selection helped performance within lower-coupon issues, where concerns about the Fed potentially reducing its stimulus program (“tapering”) earlier than originally expected created relative value trading opportunities.

Describe recent portfolio activity.

•	During the six-month period, the Fund tactically traded agency MBS exposure, particularly within low coupons. The Fund also tactically traded duration exposure as uncertainty over early Fed tapering created compelling opportunities. Overall, the Fund maintained a longer duration position versus the benchmark index. The Fund avoided higher coupons given concerns about prepayment risk, and continued to overweight very high coupons deemed less likely to be refinanced. The Fund continued to find opportunities in spread sectors, particularly non-agency MBS and CMBS.

Describe portfolio positioning at period end.

•

Although spreads on agency MBS have compressed considerably and absolute valuations no longer appear overly compelling, the Fed’s asset purchase program has continued to support the sector. Despite recent concerns about a potential change in the Fed’s monetary policy, the investment advisor continues to see opportunity in the agency MBS space and continues to actively manage the Fund’s agency MBS allocation while monitoring prepayment risks closely.

•

Relative to the Barclays US MBS Index, the Fund ended the period underweight in 30-year low-coupon agency MBS. The Fund continued to avoid coupons that may experience faster-than-expected prepayments, but maintained an overweight in certain high-coupon GNMA issues, which remain attractive as these borrowers are expected to be less likely to refinance. In spread sectors, the Fund favored non-agency residential MBS and CMBS. The Fund ended the period with a slightly long duration profile versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	85%
Asset-Backed Securities	7
Non-Agency Mortgage-Backed Securities	6
Corporate Bonds	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	91%
BBB/Baa	1
CCC/Caa	5
CC/Ca	2
Not Rated	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) rating.

[2]	Includes U.S. Government Sponsored Agency Securities that are deemed AAA/ Aaa by the investment advisor.

4	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no 2 distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Fund invests primarily in mortgage-related securities.

[3]	This unmanaged index includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2013

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.84%	2.84%	(0.81)%	0.88%	N/A	8.79%	N/A	6.41%	N/A
Investor A	2.53	2.38	(0.95)	0.58	(3.44)%	8.45	7.56%	6.10	5.57%
Investor C	1.89	1.70	(1.32)	(0.26)	(1.22)	7.66	7.66	5.32	5.32
Barclays US MBS Index	—	—	(0.81)	(0.36)	N/A	5.07	N/A	4.96	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 29, 2005.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[7]	Ending Account Value October 31, 2013	Expenses Paid During the Period[8]
Institutional	$1,000.00	$991.90	$3.26	$3.21	$1,000.00	$1,021.93	$3.31	$1,021.98	$3.26
Investor A	$1,000.00	$990.50	$4.67	$4.62	$1,000.00	$1,020.52	$4.74	$1,020.57	$4.69
Investor C	$1,000.00	$986.80	$8.36	$8.31	$1,000.00	$1,016.79	$8.49	$1,016.84	$8.44

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.93% for Investor A and 1.67% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional, 0.92% for Investor A and 1.66% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	5

Fund Summary as of October 31, 2013	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2013, the Fund outperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

The Fund enjoyed a strong period of performance, with both allocation and stock selection adding value in eight of 10 sectors. Notable contributors included an overweight exposure and stock selection in health care, particularly stock selection in biotechnology, health care providers & services and health care equipment & supplies. Stock selection in industrials added value, notably in electrical equipment. An underweight exposure and stock selection in financials was additive, especially lack of ownership in real estate investment trusts and stock selection in insurance, capital markets, commercial banks and thrifts. Stock selection was particularly strong in information technology (“IT”), notably stock selection and overweights in software and internet software & services.

•

Consumer discretionary and materials were the only sectors in which stock selection detracted from performance during the six-month period. Notable areas of weakness included media, hotels, restaurants & leisure, automobiles and auto components.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased its exposure to metals & mining, health care equipment & supplies and electrical equipment. The Fund decreased its exposures to consumer durables, textiles & apparel, specialty retail, chemicals and machinery.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund was overweight relative to the MSCI All Country World Small Cap Index in energy and health care, while it was underweight in financials, consumer discretionary, industrials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Africa Oil Corp.	2%
Vestas Wind Systems A/S	2
Insys Therapeutics, Inc.	1
Teleflex, Inc.	1
Hospira, Inc.	1
Merit Medical Systems, Inc.	1
Tribune Co.	1
Aryzta AG	1
Pitney Bowes, Inc.	1
Edwards Lifesciences Corp.	1

Geographic Allocation	Percent of Long-Term Investments
United States	54%
United Kingdom	7
Canada	5
Switzerland	3
Japan	3
Denmark	3
Germany	3
France	3
Australia	2
Norway	2
Ireland	2
Italy	2
Belgium	2
Other[1]	9

[1]

Other includes a 1% or less investment in each of the following countries and regions: Argentina, Brazil, China, Finland, Hong Kong, India, Indonesia, Isle of Man, Israel, Malaysia, Monaco, Netherlands, Portugal, Singapore, South Korea, Spain and United Arab Emirates.

6	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]	This unmanaged market capitalization-weighted index is comprised of a representative sampling of large, medium and small capitalization companies in 24 countries, including the United States.

[4]

This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

[5]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2013

		Average Annual Total Returns[6]
	6-Month Total Returns	1 Year	5 Years	Since Inception[7]
Global SmallCap Portfolio	18.18%	36.91%	17.71%	9.78%
MSCI World Index	9.68	25.77	13.34	5.74
MSCI All Country World Small Cap Index	11.83	29.75	19.34	8.19

[6]	See “About Fund Performance” on page 10.

[7]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$1,181.80	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[8]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses as discussed in the Notes to Financial Statements, incurred by the Fund. This agreement has no fixed term.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	7

Fund Summary as of October 31, 2013	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2013, the Fund outperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

Stock selection in financials was additive, with an underweight in real estate investment trusts (“REITs”) and stock selection in capital markets notably beneficial to performance. An overweight and stock selection in energy was additive as the Fund’s oil & gas exploration & production sub-industry holdings enjoyed strong performance. The Fund also benefited from an underweight in utilities and stock selection in industrials, particularly airlines.

•

Stock selection in consumer discretionary detracted from performance. The Fund’s underweight and stock selection in media particularly hampered returns, as did an overweight and stock selection in specialty retail. Stock selection in materials, notably chemicals, was a detractor.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased its exposure to media, diversified consumer services (education companies), health care equipment & supplies and REITs. The Fund decreased its exposure to specialty retail, health care providers & services and pharmaceuticals.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund was overweight relative to the S&P MidCap 400® Value Index in consumer discretionary and energy, while it was underweight in financials, industrials, materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Teleflex, Inc.	2%
CareFusion Corp.	2
Hospira, Inc.	2
SM Energy Co.	2
New York Community Bancorp, Inc.	2
Forest City Enterprises, Inc., Class A	1
CommonWealth REIT	1
Tanger Factory Outlet Centers	1
American Campus Communities, Inc.	1
Tribune Co.	1

Sector Allocation	Percent of Long-Term Investments
Financials	26%
Consumer Discretionary	14
Industrials	11
Information Technology	11
Energy	10
Utilities	8
Health Care	8
Materials	7
Consumer Staples	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid capitalization companies.

[3]

This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2013
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Mid Cap Value Opportunities Portfolio	13.83%	37.07%	20.61%	9.73%
S&P MidCap 400® Value Index	12.52	35.68	18.63	8.05

[5]	See “About Fund Performance” on page 10.

[6]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Mid Cap Value Opportunities Portfolio	$1,000.00	$1,138.30	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses as discussed in the Notes to Financial Statements, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	9

About Fund Performance

•	Institutional Shares of BlackRock U.S. Mortgage Portfolio are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares of BlackRock U.S. Mortgage Portfolio are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor C Shares of BlackRock U.S. Mortgage Portfolio are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date for BlackRock U.S. Mortgage Portfolio and on the ex-dividend date for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fess after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubscribed 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2013 and held through October 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

The Benefits and Risks of Leveraging

BlackRock U.S. Mortgage Portfolio may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

BlackRock U.S. Mortgage Portfolio may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of fund investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable funds without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell fund securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	11

Schedule of Investments October 31, 2013 (Unaudited)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2, 0.91%, 10/08/15	$144	$143,937
Citigroup Mortgage Loan Trust, Series 2007-FS1, Class 2A1A, 1.17%, 10/25/37 (a)(b)	2,459	1,116,350
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (b)	609	535,009
Countrywide Asset-Backed Certificates:
Series 2004-6, Class 2A4, 0.62%, 11/25/34 (b)	36	35,808
Series 2006-13, Class 3AV2, 0.32%, 1/25/37 (b)	157	137,999
Series 2007-7, Class 2A2, 0.33%, 10/25/47 (b)	719	704,059
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Class A, 2.20%, 9/16/19 (a)	1,995	2,012,434
Series 2013-2A, Class A, 1.50%, 4/15/21 (a)	700	700,175
DT Auto Owner Trust, Series 2012-2A, Class A, 0.91%, 11/16/15 (a)	265	264,761
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.31%, 9/25/36 (b)	425	369,054
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)	1,720	1,728,944
Series 2013-T1, Class A1, 0.90%, 1/15/44 (a)	3,143	3,139,543
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)	607	603,237
Series 2013-T2, Class A2, 1.15%, 5/16/44 (a)	1,852	1,839,221
JPMorgan Mortgage Acquisition Trust:
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)	2,255	1,344,983
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)	2,849	1,698,177
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 0.41%, 5/25/37 (b)	624	375,706
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, 0.41%, 6/25/36 (b)	1,500	807,309
Santander Drive Auto Receivables Trust:
Series 2012-1, Class A2, 1.25%, 4/15/15	165	165,344
Series 2013-A, Class A2, 0.80%, 10/17/16 (a)	4,400	4,396,071
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)	1,032	1,025,605
Securitized Asset Backed Receivables LLC Trust, Series 2006-CB5, Class A4, 0.42%, 6/25/36 (b)	5,025	3,289,336

Asset-Backed Securities	Par (000)	Value
SLM Private Education Loan Trust, Series 2010-C, Class A1, 1.82%, 12/15/17 (a)(b)	$51	$51,234
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.47%, 11/25/35 (b)	234	231,000
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	700	675,700
Total Asset-Backed Securities — 15.6%		27,390,996

Corporate Bonds
Diversified Financial Services — 2.8%
Novus USA Trust 2013-1, 1.56%, 2/28/14 (a)(b)	5,000	5,000,000

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 9.9%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 4.34%, 3/25/37 (b)	61	60,469
Banc of America Funding Trust:
Series 2006-A, Class 3A2, 2.83%, 2/20/36 (b)	114	89,874
Series 2007-4, Class TAP1, 0.46%, 5/25/37 (b)	890	590,810
Banc of America Mortgage Trust:
Series 2003-3, Class 2A1, 0.72%, 5/25/18 (b)	28	26,742
Series 2005-G, Class 2A4, 2.78%, 8/25/35 (b)	1,309	1,200,862
Series 2005-I, Class 2A5, 2.75%, 10/25/35 (b)	736	667,516
BCAP LLC Trust, Series 2009-RR13, Class 21A1, 1.06%, 1/26/37 (a)(b)	209	212,436
CHL Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	433	422,238
Series 2006-HYB2, Class 3A1, 2.74%, 4/20/36 (b)	345	270,698
Series 2007-HY5, Class 3A1, 5.40%, 9/25/37 (b)	647	581,043
Citigroup Mortgage Loan Trust, Series 2009-11, Class 6A1, 1.53%, 10/25/35 (a)(b)	40	39,294
Countrywide Alternative Loan Trust: Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	421	437,622

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts AUD Australian Dollar EUR Euro HKD Hong Kong Dollar	LIBOR London Interbank Offered Rate SGD Singapore Dollar TBA To-be-announced USD US Dollar

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	$93	$87,673
Series 2005-47CB, Class A2, 0.67%, 10/25/35 (b)	179	132,729
Series 2006-19CB, Class A15, 6.00%, 8/25/36	473	384,644
Series 2006-41CB, Class 1A3, 6.00%, 1/25/37	237	188,923
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	793	616,966
Series 2006-45T1, Class 2A5, 6.00%, 2/25/37	1,781	1,385,096
Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	402	324,949
Series 2007-19, Class 1A4, 6.00%, 8/25/37	2,237	1,757,829
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	431	336,430
Series 2007-HY4, Class 4A1, 4.83%, 6/25/47 (b)	167	135,967
Series 2007-HY7C, Class A1, 0.31%, 8/25/37 (b)	3,148	2,298,009
Series 2008-2R, Class 2A1, 6.00%, 8/25/37	351	276,459
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	410	311,429
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21	360	334,992
HarborView Mortgage Loan Trust, Series 2006-6, Class 3A1A, 2.71%, 8/19/36 (b)	1,583	1,191,445
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 5.20%, 3/25/37 (b)	391	353,059
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 0.37%, 10/25/36 (b)	2,782	2,350,630
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 5A, 0.46%, 1/26/37 (a)(b)	52	51,311
Wells Fargo Mortgage Backed Securities:
Series 2007-10, Class 1A21, 6.00%, 7/25/37	152	143,384
Series 2007-8, Class 2A2, 6.00%, 7/25/37	170	162,251

		17,423,779
Commercial Mortgage-Backed Securities — 2.2%
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.47%, 11/15/15 (a)(b)	2,503	2,504,126
Citigroup Commercial Mortgage Trust, Series 2004-C1, Class A4, 5.43%, 4/15/40 (b)	299	302,324
DBRR Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)	924	923,119
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (a)	134	134,057

		3,863,626
Interest Only Commercial Mortgage-Backed Securities — 1.6%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 1.93%, 12/10/45 (b)	5,639	614,176
Series 2013-CR7, Class XA, 1.62%, 3/10/46 (b)	4,037	370,731
JP Morgan Chase Commercial Mortgage Series Trust, Series 2013-LC11, Class XA, 1.59%, 4/15/46 (b)	4,688	468,172

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.83%, 12/15/45 (a)(b)	$11,754	$1,316,651

		2,769,730
Total Non-Agency Mortgage-Backed Securities — 13.7%		24,057,135

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.4%
Fannie Mae, Series 2003-9, Class EA, 4.50%, 10/25/17	51	51,437
Freddie Mac, Series 2411, Class FJ, 0.52%, 12/15/29 (b)	13	12,800
Ginnie Mae, Series 2009-122, Class PY, 6.00%, 12/20/39	479	534,308

		598,545
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2013-52, Class EI, 4.00%, 12/01/42	461	56,689
Interest Only Commercial Mortgage-Backed Securities — 3.7%
Fannie Mae, Series 2012-M9, Class X1, 4.07%, 12/25/17 (b)	10,947	1,518,395
Freddie Mac:
Series K020, Class X1, 1.47%, 5/25/22 (b)	2,728	262,683
Series K021, Class X1, 1.51%, 6/25/22 (b)	3,732	374,413
Series K711, Class X1, 1.71%, 7/25/19 (b)	8,229	667,361
Series K023, Class X1, 1.31%, 8/25/22 (b)	14,900	1,323,379
Series K024, Class X1, 0.90%, 9/25/22 (b)	2,870	175,820
Series K025, Class X1, 0.90%, 10/25/22 (b)	2,195	137,408
Series K712, Class X1, 1.39%, 11/25/19 (b)	3,689	251,791
Series K027, Class X1, 0.84%, 1/25/23 (b)	3,228	190,342
Series K028, Class X1, 0.38%, 2/25/23 (b)	17,371	462,007
Series K029, Class X1, 0.08%, 2/25/22 (b)	79,831	599,933
Series K030, Class X1, 0.23%, 4/25/23 (b)	31,100	545,465

		6,508,997
Mortgage-Backed Securities — 181.5%
Fannie Mae Mortgage-Backed Securities:
2.00%, 11/01/28 (d)	4,300	4,223,406
2.50%, 11/01/28 (d)	15,900	16,066,454
3.00%, 11/01/28-11/01/43 (d)	21,382	21,291,350
3.50%, 7/01/27-11/01/43 (d)(e)	39,900	41,116,739
4.00%, 11/01/28-11/01/43 (d)	40,263	42,484,407
4.50%, 7/01/24-11/01/43 (d)	27,718	29,655,904
5.00%, 1/01/23-11/01/43 (d)	13,500	14,662,477
5.50%, 12/01/15-11/01/43 (d)	9,797	10,696,539
6.00%, 12/01/32-11/01/43 (d)	5,985	6,563,175
6.50%, 9/01/36-11/01/43 (d)	6,219	6,882,613
2.04%, 3/01/43 (b)	654	658,818

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
Freddie Mac Mortgage-Backed Securities:
3.00%, 11/01/28-11/01/43 (d)	$13,486	$13,311,330
3.50%, 7/01/26-11/01/43 (d)	17,888	18,339,948
4.00%, 4/01/24-11/01/43 (d)	10,200	10,719,126
4.50%, 1/01/19-11/01/43 (d)	9,464	10,095,500
5.00%, 11/01/24-11/01/43 (d)	3,959	4,276,437
5.50%, 11/01/43(d)	3,800	4,116,172
6.00%, 6/01/27-11/01/39	1,063	1,161,427
Ginnie Mae Mortgage-Backed Securities:
3.00%, 11/15/43 (d)	12,800	12,768,031
3.50%, 9/15/42-11/15/43 (d)	9,195	9,548,946
4.00%, 10/20/40-11/15/43 (d)	11,548	12,309,414
4.50%, 5/15/40-11/15/43 (d)	12,076	13,094,483
5.00%, 12/15/34-11/15/43 (d)	7,318	8,017,691
6.00%, 11/15/43 (d)	1,400	1,543,500
5.50%, 7/15/38-12/20/41	3,468	3,800,361
6.50%, 10/15/38-2/20/41	1,646	1,845,111

		319,249,359
Total U.S. Government Sponsored Agency Securities — 185.6%		326,413,590
Total Long-Term Investments (Cost — $379,063,764) — 217.7%		382,861,721

Options Purchased
(Cost — $399,450) — 0.1%		220,469
Total Investments Before TBA Sale Commitments and Options Written (Cost — $379,463,214) — 217.8%		383,082,190

TBA Sale Commitments (d)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.00%, 11/01/28	$4,300	$(4,223,406)
2.50%, 11/01/28	1,800	(1,818,844)
3.00%, 11/01/28-11/01/43	17,700	(17,547,923)
3.50%, 11/01/28-11/01/43	30,000	(30,865,500)
4.00%, 11/01/43	26,100	(27,494,719)
4.50%, 11/01/43	10,500	(11,239,922)
5.00%, 11/01/43	11,100	(12,071,250)
5.50%, 11/01/43	5,900	(6,438,375)
6.00%, 11/01/43	2,000	(2,190,547)
6.50%, 11/01/43	3,400	(3,762,844)
Freddie Mac Mortgage-Backed Securities:
3.50%, 11/01/43	6,000	(6,132,187)
4.50%, 11/01/28-11/01/43	6,100	(6,507,523)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 11/15/43	900	(897,891)
3.50%, 11/15/43	1,900	(1,971,563)
4.00%, 11/15/43	5,500	(5,853,984)
4.50%, 11/15/43	2,200	(2,378,844)
5.00%, 11/15/43	2,100	(2,286,293)
5.50%, 11/15/43	600	(655,476)
6.50%, 11/15/43	1,000	(1,120,312)
Total TBA Sale Commitments (Proceeds — $145,140,622) — (82.7)%		(145,457,403)

Options Written
(Premiums Received — $ 590,505) — (0.3)%		(435,375)
Total Investments Net of TBA Sale Commitments and Options Written — 134.8%		237,189,412
Liabilities in Excess of Other Assets — (34.8)%		(61,287,517)

Net Assets — 100.0%		$175,901,895

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of October 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(660,070)	$524
Citigroup Global Markets, Inc.	$1,506,766	$(2,273)
Credit Suisse Securities (USA) LLC	$978,844	$7,238
Deutsche Bank Securities, Inc.	$17,540,452	$287,633
Goldman Sachs & Co.	$23,591,852	$275,485
J.P. Morgan Securities LLC	$10,023,910	$136,957
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$9,927,829	$99,895
Morgan Stanley & Co. LLC	$(124,609)	$(4,543)
Wells Fargo Securities, LLC	$1,220,797	$(672)

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	Reverse repurchase agreements outstanding as of October 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Morgan Stanley & Co. LLC	0.27%	10/10/13	11/13/13	$14,664,000	$14,667,739

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
306	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2013	$67,449,094	$129,131
81	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2013	$10,316,109	(10,216)
(113)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2013	$(13,750,687)	(231,887)
(1)	Euro Dollar Futures	Chicago Mercantile	June 2014	$(249,200)	(377)
(1)	Euro Dollar Futures	Chicago Mercantile	September 2014	$(249,088)	(477)
(1)	Euro Dollar Futures	Chicago Mercantile	December 2014	$(248,900)	(564)
(1)	Euro Dollar Futures	Chicago Mercantile	June 2015	$(248,363)	(727)
(1)	Euro Dollar Futures	Chicago Mercantile	September 2015	$(248,000)	(1,177)
Total					$(116,294)

•	Over-the-counter interest rate swaptions purchased as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.50%	Pay	3-month LIBOR	7/17/14	$7,500	$21,646
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.50%	Pay	3-month LIBOR	7/17/14	$15,000	44,002
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/27/17	$3,900	154,821
Total								$220,469

•	Over-the-counter interest rate swaptions written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	5.07%	Pay	3-month LIBOR	2/10/14	$1,200	$(246,254)
5-Year Interest Rate Swap	Bank of America N.A.	Call	1.00%	Pay	3-month LIBOR	7/11/14	$2,550	(849)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	5.07%	Receive	3-month LIBOR	2/10/14	$1,200	(29)
5-Year Interest Rate Swap	Bank of America N.A.	Put	2.00%	Receive	3-month LIBOR	7/11/14	$2,550	(26,440)
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.90%	Receive	3-month LIBOR	7/17/14	$7,500	(11,206)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	7/17/14	$15,000	(22,411)
3-Year Interest Rate Swap	Barclays Bank PLC	Put	2.30%	Receive	3-month LIBOR	7/17/14	$7,500	(6,274)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-month LIBOR	7/17/14	$15,000	(12,547)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/27/17	$7,800	(109,365)
Total								$(435,375)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	Centrally cleared credit default swaps — buy protection outstanding as of October 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 20 Version 1	5.00%	Chicago Mercantile	6/20/18	USD	6,000	$(52,725)

•	Centrally cleared interest rate swaps outstanding as of October 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
0.48%[1]	3-month LIBOR	Chicago Mercantile	9/26/15	USD	46,300	$(72,677)

[1]	Fund pays the fixed rate and receives the floating rate.

•	Over-the-counter credit default swaps — buy protection outstanding as of October 31, 2013 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation
ABX.HE.AAA 06-2	0.11%	Barclays Bank PLC	5/25/46	USD	2,757	$695,407	$694,826	$581

•	Over-the-counter interest rate swaps outstanding as of October 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.36%[1]	3-month LIBOR	Deutsche Bank AG	5/10/15	USD	36,200	$(45,590)	—	$(45,590)
1.50%[1]	3-month LIBOR	Bank of America N.A.	7/15/18	USD	3,350	(40,623)	23,115	(63,738)
1.25%[1]	3-month LIBOR	Bank of America N.A.	10/25/18	USD	2,000	18,039	22,492	(4,453)
3.84%[2]	3-month LIBOR	Credit Suisse International	5/09/22	USD	1,100	142,926	36,022	106,904
Total						$74,752	$81,629	$(6,877)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•	Over-the-counter total return swaps outstanding as of October 31, 2013 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount/ (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	937	$8,763	$(11,037)	$19,800
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	1,462	13,671	(16,760)	30,431
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	1,375	12,853	(12,351)	25,204
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	273	(5,158)	(1,921)	(3,237)
Return on Markit IOS 5.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	152	(2,830)	87	(2,917)
Return on Markit IOS 5.00%, 30-year, fixed rate Ginnie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	289	4,715	966	3,749
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	397	(4,297)	(4,173)	(124)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	283	(3,069)	(3,743)	674
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	283	(3,069)	(3,069)	—

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	Over-the-counter total return swaps outstanding as of October 31, 2013 were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount/ (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	113	$(1,227)	$(1,497)	$270
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/42	USD	118	1,877	166	1,711
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/42	USD	294	4,690	299	4,391
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/42	USD	118	1,876	1,127	749
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/42	USD	294	4,691	(9,824)	14,515
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/43	USD	555	(1,648)	(2,096)	448
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/43	USD	1,851	5,494	808	4,686
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/43	USD	926	(2,748)	(2,603)	(145)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	1,851	5,494	4,035	1,459
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	1,203	(3,571)	(5,550)	1,979
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	555	(1,649)	(2,087)	438
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	463	(1,374)	(1,747)	373
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	278	(824)	(954)	130
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Deutsche Bank AG	1/12/43	USD	278	824	1,043	(219)
Total						$33,484	$(70,881)	$104,365

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	17

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$22,294,750	$5,096,246	$27,390,996
Corporate Bonds	—	—	5,000,000	5,000,000
Non-Agency Mortgage-Backed Securities	—	24,057,135	—	24,057,135
U.S. Government Sponsored Agency Securities	—	325,148,011	1,265,579	326,413,590
Options Purchased:
Interest Rate Contracts	—	220,469	—	220,469
Liabilities:
Investments:
TBA Sale Commitments	—	(145,457,403)	—	(145,457,403)
Total	—	$226,262,962	$11,361,825	$237,624,787

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$581	—	$581
Interest rate contracts	$129,131	217,911	—	347,042
Liabilities:
Credit contracts	—	(52,725)	—	(52,725)
Interest rate contracts	(245,425)	(628,475)	—	(873,900)
Total	$(116,294)	$(462,708)	—	$(579,002)

[1]

Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$14,931,625	—	—	$14,931,625
Cash pledged for financial futures contracts	128,000	—	—	128,000
Cash pledged as collateral for over-the-counter derivatives	435,000	—	—	435,000
Cash pledged for centrally cleared swaps	462,000	—	—	462,000
Liabilities:
Reverse repurchase agreements	—	$(14,667,739)	—	(14,667,739)
Total	$15,956,625	$(14,667,739)	—	$1,288,886

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	U.S. Government Sponsored Agency Securities	Total
Opening balance, as of April 30, 2013	—	$6,500,000	$93,844	$6,593,844
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	$19	(6)	—	13
Net realized gain (loss)	—	(227)	11,959	11,732
Net change in unrealized appreciation/depreciation[2]	(3,476)	233	16,257	13,014
Purchases	5,099,703	—	1,354,175	6,453,878
Sales	—	(1,500,000)	(210,656)	(1,710,656)
Closing balance, as of October 31, 2013	$5,096,246	$5,000,000	$1,265,579	$11,361,825

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of October 31, 2013 was $12,928.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	19

Schedule of Investments October 31, 2013 (Unaudited)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.3%
Arcos Dorados Holdings, Inc., Class A	36,300	$437,052
Australia — 2.3%
Atlas Iron Ltd.	384,100	374,323
Bank of Queensland Ltd.	128,100	1,461,298
Iluka Resources Ltd.	43,100	418,349
Mirvac Group	501,900	825,104
Orocobre Ltd. (a)	331,549	748,178
Pancontinental Oil & Gas NL (a)	2,232,700	132,945

		3,960,197
Belgium — 1.6%
Ageas	22,000	934,878
Befimmo SCA Sicafi	11,580	830,636
Mobistar SA	49,400	856,300

		2,621,814
Brazil — 0.3%
Ser Educacional SA (a)	61,700	494,382
Canada — 4.7%
Africa Oil Corp. (a)(b)	386,600	3,433,478
Cathedral Energy Services Ltd.	101,625	601,377
Detour Gold Corp. (a)	54,800	447,797
Diagnocure, Inc. (a)	768,226	154,728
Dollarama, Inc.	8,500	730,610
Halogen Software, Inc. (a)	35,400	471,253
Lundin Mining Corp. (a)	181,500	818,156
Painted Pony Petroleum Ltd. (a)	59,487	390,818
Torex Gold Resources, Inc. (a)	287,400	319,747
Trevali Mining Corp. (a)	195,173	183,446
Trevali Mining Corp. (Acquired 5/29/13, Cost $292,035) (a)(c)	506,000	470,743

		8,022,153
China — 0.6%
51job, Inc.—ADR (a)	4,400	337,040
Daphne International Holdings Ltd. (b)	809,600	422,080
Ming Fai International Holdings Ltd.	1,221,200	133,886
Parkson Retail Group Ltd. (b)	452,000	155,171

		1,048,177
Denmark — 2.8%
ALK-Abello A/S	4,100	389,605
Pandora A/S	21,400	1,020,281
Vestas Wind Systems A/S (a)	126,823	3,398,458

		4,808,344
Finland — 0.2%
Ramirent Oyj	28,638	344,123
France — 2.6%
Eurofins Scientific	3,700	1,012,906
GameLoft SE (a)(b)	120,900	1,283,673
Saft Groupe SA	46,800	1,484,037
UBISOFT Entertainment (a)	45,500	583,659

		4,364,275
Germany — 2.7%
Aareal Bank AG (a)	42,255	1,620,618
GEA Group AG	12,250	532,422
Gerresheimer AG	12,500	826,864
Rheinmetall AG	15,150	936,631
Wacker Chemie AG	7,000	657,359

		4,573,894
Hong Kong — 1.3%
Chow Sang Sang Holdings International Ltd. (b)	223,000	723,221

Common Stocks	Shares	Value
Hong Kong (concluded)
Clear Media Ltd.	386,000	$297,229
Shimao Property Holdings Ltd.	477,000	1,198,825

		2,219,275
India — 1.1%
Bank of Baroda	41,700	435,989
Container Corp. of India	27,250	335,642
DEN Networks Ltd. (a)	71,359	172,648
Zee Entertainment Enterprises Ltd.	200,300	866,546

		1,810,825
Indonesia — 0.4%
Tower Bersama Infrastructure Tbk PT	1,212,000	612,475
Ireland — 1.8%
Mallinckrodt PLC (a)	40,402	1,697,288
Ryanair Holdings PLC—ADR	25,700	1,290,397

		2,987,685
Isle of Man — 0.1%
Bahamas Petroleum Co. PLC (a)	2,436,920	207,091
Israel — 0.8%
Enzymotec Ltd. (a)	33,057	686,924
SodaStream International Ltd. (a)(b)	13,700	732,579

		1,419,503
Italy — 1.6%
Maire Tecnimont SpA (a)	101,700	203,950
Mediolanum SpA	164,200	1,428,940
Unipol Gruppo Finanziario SpA	211,000	1,118,802

		2,751,692
Japan — 3.1%
Asics Corp.	35,650	628,531
Bit-isle, Inc. (b)	27,700	237,571
Credit Saison Co. Ltd.	13,100	358,553
Don Quijote Co. Ltd.	15,500	1,031,781
Hisaka Works Ltd.	34,400	308,658
NGK Insulators Ltd.	39,000	655,980
Nippon Yusen KK	398,000	1,216,088
Rohm Co. Ltd.	20,100	825,058

		5,262,220
Malaysia — 0.2%
AirAsia BHD	463,750	393,699
Monaco — 0.4%
Scorpio Tankers, Inc.	50,400	581,616
Netherlands — 0.5%
Koninklijke Boskalis Westminster NV	17,801	855,565
Norway — 2.1%
DNO International ASA (a)	453,000	1,280,153
Electromagnetic GeoServices AS (a)(b)	271,011	312,849
Hoegh LNG Holdings Ltd. (a)(b)	98,900	760,891
Storebrand ASA (a)	184,500	1,193,067

		3,546,960
Portugal — 0.2%
Banco Espirito Santo SA (a)	270,800	355,826
Singapore — 0.7%
Avago Technologies Ltd.	25,100	1,140,293
South Korea — 0.9%
Daum Communications Corp.	10,700	892,814

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea (concluded)
Kangwon Land, Inc.	24,628	$676,798

		1,569,612
Spain — 1.2%
Bankinter SA	184,780	1,126,631
Laboratorios Farmaceuticos Rovi SA	75,699	912,692

		2,039,323
Switzerland — 3.5%
Aryzta AG	23,707	1,768,601
OC Oerlikon Corp. AG (a)	42,400	592,760
Straumann Holding AG	6,400	1,272,070
Sulzer AG	6,400	1,001,217
Swiss Life Holding AG	6,200	1,229,339

		5,863,987
United Arab Emirates — 0.5%
Polarcus Ltd. (a)(b)	1,403,500	914,091
United Kingdom — 6.9%
APR Energy PLC (b)	52,330	973,316
Babcock International Group PLC	64,500	1,318,972
BowLeven PLC (a)	578,500	523,935
Crest Nicholson Holdings PLC (a)	167,400	1,038,751
easyJet PLC	45,412	951,259
Inchcape PLC	76,360	779,634
Intertek Group PLC	15,400	821,585
London Stock Exchange Group PLC	37,700	990,913
Manchester United PLC, Class A (a)	7,822	127,499
Michael Page International PLC	103,900	806,498
Monitise PLC (a)	443,600	395,172
Ophir Energy PLC (a)	134,781	716,893
Rexam PLC	131,731	1,096,945
Royal Mail PLC (a)	76,400	686,004
Sirius Minerals PLC (a)	263,785	36,797
WANdisco PLC (a)	20,735	385,330

		11,649,503
United States — 53.6%
Abaxis, Inc.	35,800	1,279,134
Abercrombie & Fitch Co., Class A	32,674	1,224,622
Albemarle Corp.	18,100	1,198,039
Alpha Natural Resources, Inc. (a)(b)	100,000	700,000
Antero Resources Corp. (a)	119	6,722
Apollo Group, Inc., Class A (a)	58,917	1,572,495
ARRIS Group, Inc. (a)	54,300	969,798
Axiall Corp.	22,843	888,364
Bankrate, Inc. (a)(b)	42,228	711,120
BBCN Bancorp, Inc.	50,700	751,881
Bill Barrett Corp. (a)	32,000	885,440
Bravo Brio Restaurant Group, Inc. (a)	36,200	540,466
Celanese Corp., Class A	18,400	1,030,584
The Children’s Place Retail Stores, Inc. (a)	12,031	656,772
Constant Contact, Inc. (a)(b)	57,074	1,478,787
Covanta Holding Corp.	17,950	308,202
Deckers Outdoor Corp. (a)(b)	14,800	1,018,684
Dendreon Corp. (a)(b)	170,297	437,663
Discover Financial Services	17,400	902,712
Dorian LPG Ltd. (a)	137,277	472,729
Drew Industries, Inc.	10,777	541,652
DSP Group, Inc. (a)	81,100	604,195

Common Stocks	Shares	Value
United States (continued)
E*Trade Financial Corp. (a)	63,600	$1,075,476
Edwards Lifesciences Corp. (a)	26,431	1,723,037
Electronic Arts, Inc. (a)	17,500	459,375
Elizabeth Arden, Inc. (a)	15,304	553,852
Emerald Oil, Inc. (a)	53,900	468,930
F5 Networks, Inc. (a)	14,900	1,214,499
Flowers Foods, Inc.	32,650	827,351
Foot Locker, Inc.	17,400	603,780
Forest City Enterprises, Inc., Class A (a)	46,531	942,718
Francesca’s Holdings Corp. (a)	24,800	446,152
The Fresh Market, Inc. (a)	7,676	390,785
Greenhill & Co, Inc.	12,100	620,730
HD Supply Holdings, Inc. (a)	66,100	1,334,559
Helix Energy Solutions Group, Inc. (a)	32,000	757,120
Hospira, Inc. (a)	44,811	1,815,742
IDEX Corp.	20,600	1,424,490
Informatica Corp. (a)	17,800	687,080
ING US, Inc.	45,281	1,404,617
Insys Therapeutics, Inc. (a)	50,019	1,995,258
j2 Global, Inc.	21,600	1,187,568
Kennametal, Inc.	11,900	547,400
The KEYW Holding Corp. (a)(b)	45,953	528,460
Kraton Performance Polymers, Inc. (a)	33,700	716,799
LKQ Corp. (a)	25,700	848,871
MannKind Corp. (a)(b)	108,861	532,330
Manpower, Inc.	9,300	726,330
Merit Medical Systems, Inc. (a)	113,375	1,812,866
Mistras Group, Inc. (a)	17,900	328,644
Monotype Imaging Holdings, Inc.	26,200	739,364
MSCI, Inc. (a)(b)	23,400	954,018
Myriad Genetics, Inc. (a)(b)	56,830	1,385,515
Nordson Corp.	15,200	1,095,768
NorthWestern Corp.	18,200	834,288
NuVasive, Inc. (a)	43,663	1,387,610
Oasis Petroleum, Inc. (a)	25,200	1,341,900
OfficeMax, Inc.	97,990	1,467,890
OSI Systems, Inc. (a)	17,300	1,260,132
Pennsylvania Real Estate Investment Trust	44,579	808,217
Pinnacle Financial Partners, Inc. (a)	28,600	886,600
Pinnacle Foods, Inc.	18,200	493,038
Pitney Bowes, Inc.	81,600	1,741,344
PMC—Sierra, Inc. (a)	91,200	535,344
PNM Resources, Inc.	39,400	942,448
Prestige Brands Holdings, Inc. (a)	23,591	736,747
PrivateBancorp, Inc.	46,700	1,137,612
Procera Networks, Inc. (a)(b)	39,800	563,170
Proofpoint, Inc. (a)	45,700	1,445,948
PVH Corp.	5,700	710,049
Rock Tenn Co., Class A	5,400	577,854
Rouse Properties, Inc.	75,196	1,520,463
SciQuest, Inc. (a)	42,554	929,379
Shutterfly, Inc. (a)(b)	11,500	565,110
Silver Bay Realty Trust Corp.	102,319	1,581,852
SM Energy Co.	14,500	1,284,845
Springleaf Holdings, Inc. (a)	27,900	567,207
Steel Dynamics, Inc.	76,300	1,371,111
SUPERVALU, Inc. (a)	169,800	1,193,694
Support.com, Inc. (a)	155,462	693,361

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	21

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Synovus Financial Corp.	262,600	$853,450
Tableau Software, Inc., Class A (a)	5,200	319,592
Taylor Morrison Home Corp., Class A (a)	14,600	324,704
TECO Energy, Inc.	59,800	1,026,766
Teleflex, Inc.	21,019	1,937,531
TIBCO Software, Inc. (a)	59,500	1,461,320
Timken Co.	21,500	1,135,415
Tribune Co. (a)	26,519	1,775,447
Trimble Navigation Ltd. (a)	35,300	1,008,521
Umpqua Holdings Corp.	52,600	861,062
Vera Bradley, Inc. (a)(b)	40,000	886,000
WebMD Health Corp. (a)	15,100	531,822
Webster Financial Corp.	42,700	1,190,903
Weight Watchers International, Inc.	15,900	510,549
Western Alliance Bancorp (a)	23,021	486,894
Wolverine World Wide, Inc.	4,200	242,508
Wright Medical Group, Inc. (a)(b)	49,673	1,349,615

		90,808,857
Total Long-Term Investments (Cost — $124,702,095) — 99.0%		167,664,509

Short-Term Securities	Beneficial Interest (000)		Value
Money Market Funds — 10.0%
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)(f)	USD	16,951	$16,951,273

	Par (000)
Time Deposits
Japan — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/01/13	JPY	4,470	45,464
Norway — 0.0%
Brown Brothers Harriman & Co., 0.38%, 11/01/13	NOK	64	10,824
United States — 0.5%
Citibank N.A., 0.12%, 11/01/13	USD	730	729,863
Time Deposits — 0.5%			786,151
Total Short-Term Securities (Cost — $17,737,424) — 10.5%			17,737,424
Total Investments (Cost — $142,439,519) — 109.5%			185,401,933
Liabilities in Excess of Other Assets — (9.5)%			(16,089,177)

Net Assets — 100.0%			$169,312,756

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date the Fund held 0.3% of its net assets, with a current value of $470,743 and an original cost of $292,035, in this security.
(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2013	Net Activity	Beneficial Interest Held at October 31, 2013	Income
BlackRock Liquidity Series, LLC, Money Market Series	$6,520,495	$10,430,778	$16,951,273	$129,186

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	73,554	CHF	65,962	UBS AG	11/01/13	$857
USD	61,745	DKK	334,718	Canadian Imperial Bank of Commerce	11/01/13	812
USD	110,111	EUR	80,000	Morgan Stanley Capital Services LLC	11/01/13	1,491
USD	126,968	GBP	79,000	Deutsche Bank AG	11/01/13	298
USD	44,686	JPY	4,372,977	Canadian Imperial Bank of Commerce	11/01/13	214
USD	109,740	NOK	648,149	Canadian Imperial Bank of Commerce	11/01/13	864
BRZ	17,190	USD	7,830	Brown Brothers Harriman & Co.	11/04/13	(156)
EUR	15,905	USD	21,728	Deutsche Bank AG	11/04/13	(133)
USD	24,452	EUR	33,238	Deutsche Bank AG	11/05/13	(38)
USD	47,393	NOK	281,430	Deutsche Bank AG	11/05/13	118
Total						$4,327

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Schedule of Investments (continued)	Global SmallCap Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$437,052	—	—	$437,052
Australia	132,945	$3,827,252	—	3,960,197
Belgium	830,636	1,791,178	—	2,621,814
Brazil	494,382	—	—	494,382
Canada	7,551,410	470,743	—	8,022,153
China	470,926	577,251	—	1,048,177
Denmark	1,409,886	3,398,458	—	4,808,344
Finland	—	344,123	—	344,123
France	1,283,673	3,080,602	—	4,364,275
Germany	—	4,573,894	—	4,573,894
Hong Kong	297,229	1,922,046	—	2,219,275
India	335,642	1,475,183	—	1,810,825
Indonesia	—	612,475	—	612,475
Ireland	2,987,685	—	—	2,987,685
Isle of Man	207,091	—	—	207,091
Israel	1,419,503	—	—	1,419,503
Italy	203,950	2,547,742	—	2,751,692
Japan	—	5,262,220	—	5,262,220
Malaysia	—	393,699	—	393,699
Monaco	581,616	—	—	581,616
Netherlands	—	855,565	—	855,565
Norway	760,891	2,786,069	—	3,546,960
Portugal	—	355,826	—	355,826
Singapore	1,140,293	—	—	1,140,293
South Korea	—	1,569,612	—	1,569,612
Spain	912,692	1,126,631	—	2,039,323
Switzerland	—	5,863,987	—	5,863,987
United Arab Emirates	—	914,091	—	914,091
United Kingdom	3,247,697	8,401,806	—	11,649,503
United States	90,808,857	—	—	90,808,857

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	23

Schedule of Investments (concluded)	Global SmallCap Portfolio

	Level 1	Level 2	Level 3	Total
Short-Term Securities:
Money Market Funds	—	$16,951,273	—	$16,951,273
Time Deposits	—	786,151	—	786,151

Total	$115,514,056	$69,887,877	—	$185,401,933

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$4,654	—	—	$4,654
Liabilities:
Foreign currency exchange contracts	(327)	—	—	(327)

Total	$4,327	—	—	$4,327

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$189,593	—	—	$189,593
Liabilities:
Collateral on securities loaned at value	—	$(16,951,273)	—	(16,951,273)

Total	$189,593	$(16,951,273)	—	$(16,761,680)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of April 30, 2013, securities with a value of $3,783,177 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of October 31, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the period April 30, 2013 to October 31, 2013.

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Schedule of Investments October 31, 2013 (Unaudited)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 0.3%
UTi Worldwide, Inc.	29,300	$445,360
Airlines — 0.9%
Delta Air Lines, Inc.	56,700	1,495,746
Auto Components — 1.2%
Lear Corp.	13,262	1,026,346
Tenneco, Inc. (a)	16,302	865,147
		1,891,493
Automobiles — 0.4%
Thor Industries, Inc.	12,484	724,197
Biotechnology — 1.3%
Myriad Genetics, Inc. (a)(b)	84,972	2,071,617
Capital Markets — 0.5%
Federated Investors, Inc., Class B	30,300	821,736
Chemicals — 2.1%
Albemarle Corp.	20,500	1,356,895
Axiall Corp.	23,086	897,815
Huntsman Corp.	21,100	489,942
Rockwood Holdings, Inc.	12,000	759,000
		3,503,652
Commercial Banks — 7.1%
Associated Banc-Corp.	95,300	1,549,578
Bank of Hawaii Corp.	22,500	1,304,550
First Niagara Financial Group, Inc.	110,700	1,221,021
FirstMerit Corp.	58,800	1,320,648
Fulton Financial Corp.	91,600	1,118,436
Hancock Holding Co.	33,300	1,091,574
Huntington Bancshares, Inc.	107,600	946,880
TCF Financial Corp.	92,600	1,405,668
Webster Financial Corp.	51,900	1,447,491
Zions Bancorporation	11,000	312,070
		11,717,916
Commercial Services & Supplies — 1.2%
Pitney Bowes, Inc.	95,235	2,032,315
Computers & Peripherals — 1.7%
Diebold, Inc.	2,800	83,888
NCR Corp. (a)	45,802	1,674,063
NetApp, Inc.	24,900	966,369
		2,724,320
Construction & Engineering — 1.7%
KBR, Inc.	50,100	1,730,454
Quanta Services, Inc. (a)	35,900	1,084,539
		2,814,993
Construction Materials — 0.3%
Martin Marietta Materials, Inc. (a)	5,400	529,686
Consumer Finance — 1.0%
Discover Financial Services	14,100	731,508
Springleaf Holdings, Inc. (a)	42,100	855,893
		1,587,401

Common Stocks	Shares	Value
Containers & Packaging — 2.5%
MeadWestvaco Corp.	19,800	$690,030
Owens-Illinois, Inc. (a)	42,500	1,351,075
Rock Tenn Co., Class A	18,600	1,990,386
		4,031,491
Diversified Consumer Services — 1.7%
Apollo Group, Inc., Class A (a)	76,358	2,037,995
Weight Watchers International, Inc.	25,059	804,644
		2,842,639
Diversified Financial Services — 1.0%
ING US, Inc.	54,143	1,679,516
Electric Utilities — 4.6%
Hawaiian Electric Industries, Inc.	61,600	1,636,712
NV Energy, Inc.	24,000	569,760
OGE Energy Corp.	43,300	1,597,770
PNM Resources, Inc.	59,700	1,428,024
Westar Energy, Inc.	74,800	2,364,428
		7,596,694
Electrical Equipment — 0.5%
AMETEK, Inc.	18,625	890,834
Electronic Equipment, Instruments & Components — 1.3%
Arrow Electronics, Inc. (a)	22,700	1,090,054
Ingram Micro, Inc., Class A (a)	43,715	1,012,877
		2,102,931
Energy Equipment & Services — 3.9%
Helix Energy Solutions Group, Inc. (a)	65,300	1,544,998
McDermott International, Inc. (a)	131,200	927,584
Oil States International, Inc. (a)	10,500	1,140,615
Patterson-UTI Energy, Inc.	49,300	1,196,018
Superior Energy Services, Inc. (a)	60,100	1,612,483
		6,421,698
Food & Staples Retailing — 0.9%
SUPERVALU, Inc. (a)	204,600	1,438,338
Food Products — 2.6%
Flowers Foods, Inc.	43,299	1,097,197
Ingredion, Inc.	10,756	707,315
The J.M. Smucker Co.	6,121	680,716
Pinnacle Foods, Inc.	22,738	615,972
Tyson Foods, Inc., Class A	44,209	1,223,263
		4,324,463
Gas Utilities — 0.9%
UGI Corp.	37,200	1,538,964
Health Care Equipment & Supplies — 4.0%
Alere, Inc. (a)	31,776	1,071,804
CareFusion Corp. (a)	70,677	2,740,147
Teleflex, Inc.	30,829	2,841,817
		6,653,768
Health Care Providers & Services — 1.0%
Owens & Minor, Inc.	45,306	1,695,350

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	25

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 0.7%
Wyndham Worldwide Corp.	18,321	$1,216,514
Household Durables — 1.9%
Jarden Corp. (a)	17,119	947,708
Lennar Corp., Class A	22,074	784,731
Mohawk Industries, Inc. (a)	10,907	1,444,305

		3,176,744
Household Products — 0.8%
Energizer Holdings, Inc.	13,541	1,328,508
Insurance — 5.9%
Alleghany Corp. (a)	1,269	514,478
American Financial Group, Inc.	12,300	691,998
Everest Re Group Ltd. (b)	10,100	1,552,774
Fidelity National Financial, Inc., Class A	30,200	850,130
The Hanover Insurance Group, Inc.	16,400	960,056
HCC Insurance Holdings, Inc.	16,300	744,095
Kemper Corp.	30,825	1,141,141
Old Republic International Corp.	79,200	1,329,768
Protective Life Corp.	11,742	541,071
W.R. Berkley Corp.	32,200	1,413,902

		9,739,413
Internet Software & Services — 1.2%
AOL, Inc. (b)	54,000	1,956,960
IT Services — 0.5%
Amdocs Ltd.	19,200	738,240
Leisure Equipment & Products — 0.7%
Mattel, Inc.	27,624	1,225,677
Machinery — 5.2%
AGCO Corp.	9,200	537,096
Crane Co.	12,624	801,624
Dover Corp.	17,500	1,606,325
Joy Global, Inc.	6,200	351,850
Kennametal, Inc.	17,300	795,800
Parker Hannifin Corp.	14,700	1,715,784
SPX Corp.	17,800	1,614,638
Timken Co.	20,200	1,066,762

		8,489,879
Media — 1.4%
Tribune Co. (a)	35,558	2,380,608
Metals & Mining — 1.8%
Carpenter Technology Corp.	13,500	800,955
Cliffs Natural Resources, Inc.	10,900	279,912
Steel Dynamics, Inc.	103,400	1,858,098

		2,938,965
Multi-Utilities — 2.5%
Alliant Energy Corp.	31,900	1,665,818
MDU Resources Group, Inc.	41,000	1,220,980
TECO Energy, Inc.	70,600	1,212,202

		4,099,000

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 6.2%
Africa Oil Corp. (a)	133,436	$1,185,074
Antero Resources Corp. (a)	3,200	180,768
Athlon Energy, Inc. (a)	13,900	457,310
Bill Barrett Corp. (a)	61,000	1,687,870
Oasis Petroleum, Inc. (a)	40,974	2,181,865
SM Energy Co.	29,700	2,631,717
Whiting Petroleum Corp. (a)	27,300	1,826,097

		10,150,701
Personal Products — 0.7%
Coty, Inc., Class A	72,770	1,119,203
Pharmaceuticals — 1.7%
Hospira, Inc. (a)	66,894	2,710,545
Professional Services — 0.4%
Manpower, Inc.	9,100	710,710
Real Estate Investment Trusts (REITs) — 6.8%
American Campus Communities, Inc.	68,898	2,381,115
BioMed Realty Trust, Inc. (b)	32,716	651,703
CommonWealth REIT	99,257	2,418,893
Corporate Office Properties Trust	82,073	2,018,996
DuPont Fabros Technology, Inc. (b)	50,820	1,262,877
Tanger Factory Outlet Centers (b)	68,650	2,392,453

		11,126,037
Real Estate Management & Development — 1.5%
Forest City Enterprises, Inc., Class A (a)	119,884	2,428,850
Road & Rail — 0.9%
Con-way, Inc.	34,300	1,413,160
Semiconductors & Semiconductor Equipment — 1.9%
Microchip Technology, Inc.	20,800	893,568
RF Micro Devices, Inc. (a)	230,779	1,211,590
Skyworks Solutions, Inc. (a)	40,400	1,041,512

		3,146,670
Software — 4.2%
Check Point Software Technologies Ltd. (a)	25,900	1,502,718
Compuware Corp.	39,800	425,064
Electronic Arts, Inc. (a)	17,000	446,250
Informatica Corp. (a)	22,800	880,080
PTC, Inc. (a)	49,200	1,363,824
Synopsys, Inc. (a)	22,700	827,415
TIBCO Software, Inc. (a)	58,400	1,434,304

		6,879,655
Specialty Retail — 3.2%
Abercrombie & Fitch Co., Class A	30,950	1,160,006
Dick’s Sporting Goods, Inc.	15,075	802,141
Foot Locker, Inc.	21,150	733,905
OfficeMax, Inc.	94,457	1,414,966
Staples, Inc.	72,000	1,160,640

		5,271,658

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 2.3%
Deckers Outdoor Corp. (a)(b)	21,956	$1,511,231
Hanesbrands, Inc.	13,191	898,571
PVH Corp.	11,298	1,407,392

		3,817,194
Thrifts & Mortgage Finance — 1.5%
New York Community Bancorp, Inc.	151,600	2,457,436
Total Long-Term Investments (Cost — $120,792,778) — 98.5%		162,099,445

Short-Term Securities	Beneficial Interest (000)	Value
Money Market Funds — 4.9%
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	$8,180	$8,179,905

	Par (000)
Time Deposits — 1.5%
Wells Fargo Securities, LLC, 0.12%, 11/01/13	2,420	2,420,119
Total Short-Term Securities (Cost — $10,600,024) — 6.4%		10,600,024
Total Investments (Cost — $131,392,802) — 104.9%		172,699,469
Liabilities in Excess of Other Assets — (4.9)%		(8,087,594)

Net Assets — 100.0%		$164,611,875

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2013	Net Activity	Beneficial Interest Held at October 31, 2013	Income
BlackRock Liquidity Series, LLC, Money Market Series	$11,718,291	$(3,538,386)	$8,179,905	$10,415

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	27

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$162,099,445	—	—	$162,099,445
Short-Term Securities:
Money Market Funds	—	$8,179,905	—	8,179,905
Time Deposits	—	2,420,119	—	2,420,119

Total	$162,099,445	$10,600,024	—	$172,699,469

[1] See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, collateral on securities loaned at value of $8,179,905 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2013.

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Statements of Assets and Liabilities

October 31, 2013 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$383,082,190	$168,450,660	$164,519,564
Investments at value — affiliated[3]	—	16,951,273	8,179,905
Cash	14,931,625	—	—
Cash pledged for financial futures contracts	128,000	—	—
Cash pledged as collateral for over-the-counter swaps	435,000	—	—
Cash pledged for centrally cleared swaps	462,000	—	—
Foreign currency at value[4]	—	189,593	—
Variation margin receivable on centrally cleared swaps	434,135	—	—
Variation margin receivable on financial futures contracts	11,216	—	—
Investments sold receivable	6,409,526	2,209,486	1,113,892
TBA sale commitments receivable	145,140,622	—	—
Swap premiums paid	784,986	—	—
Swaps receivable	787	—	—
Unrealized appreciation on foreign currency exchange contracts	—	4,654	—
Unrealized appreciation on over-the-counter swaps	218,492	—	—
Capital shares sold receivable	79,844	535,438	517,218
Interest receivable	664,881	—	—
Dividends receivable	—	140,686	67,305
Receivable from Manager	5,491	35,182	22,136
Securities lending income receivable — affiliated	—	23,563	4,298
Prepaid expenses	23,214	20,788	18,048
Other assets	74,462	1,487	—

Total assets	552,886,471	188,562,810	174,442,366

Liabilities
Options written at value[5]	435,375	—	—
TBA sale commitments at value[6]	145,457,403	—	—
Reverse repurchase agreements	14,667,739	—	—
Collateral on securities loaned at value	—	16,951,273	8,179,905
Variation margin payable on financial futures contracts	11,932	—	—
Investments purchased payable	214,647,719	1,978,221	1,394,132
Swap premiums received	79,412	—	—
Swaps payable	441,404	—	—
Unrealized depreciation on foreign currency exchange contracts	—	327	—
Unrealized depreciation on over-the-counter swaps	120,423	—	—
Income dividends payable	214,801	—	—
Capital shares redeemed payable	757,234	233,811	199,065
Investment advisory fees payable	67,799	—	—
Service and distribution fees payable	14,029	—	—
Other affiliates payable	—	48	42
Officer’s and Trustees’ fees payable	4,664	6,186	6,007
Other accrued expenses payable	64,642	80,188	51,340

Total liabilities	376,984,576	19,250,054	9,830,491

Net Assets	$175,901,895	$169,312,756	$164,611,875

[1] Investments at cost — unaffiliated	$379,463,214	$125,488,246	$123,212,897
[2] Securities loaned at value	—	$16,086,189	$8,006,962
[3] Investments at cost — affiliated	—	$16,951,273	$8,179,905
[4] Foreign currency at cost	—	$188,082	$—
[5] Premiums received	$590,505	—	—
[6] Proceeds from TBA sale commitments	$145,140,622	—	—

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	29

Statements of Assets and Liabilities (concluded)

October 31, 2013 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital	$176,725,698	$117,503,723	$111,605,916
Undistributed (distributions in excess of) net investment income	(769,652)	(2,153,579)	1,355,136
Accumulated net realized gain (loss)	(3,442,311)	10,998,479	10,344,156
Net unrealized appreciation/depreciation	3,388,160	42,964,133	41,306,667

Net Assets	$175,901,895	$169,312,756	$164,611,875

Net asset value per share	—	$16.55	$16.01

Shares outstanding[7]	—	10,230,151	10,280,907
Net Asset Value
Institutional
Net assets	$135,654,919	—	—

Shares outstanding[7]	13,396,295	—	—

Net asset value	$10.13	—	—

Investor A
Net assets	$32,354,932	—	—

Shares outstanding[7]	3,200,995	—	—

Net asset value	$10.11	—	—

Investor C
Net assets	$7,892,044	—	—

Shares outstanding[7]	780,582	—	—

Net asset value	$10.11	—	—

[7]	Unlimited number of shares authorized, $0.01 par value.

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Statements of Operations

Six Months Ended October 31, 2013 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest	$2,995,793	$159	—
Dividends — unaffiliated	—	1,072,368	$1,336,173
Securities lending — affiliated — net	—	129,186	10,415
Foreign taxes withheld	—	(35,709)	—

Total income	2,995,793	1,166,004	1,346,588

Expenses
Investment advisory	471,671	662,901	516,996
Service — Investor A	46,929	—	—
Service and distribution — Investor C	43,994	—	—
Transfer agent	—	22,319	22,668
Transfer agent — Institutional	22,383	—	—
Transfer agent — Investor A	19,770	—	—
Transfer agent — Investor C	5,074	—	—
Professional	56,348	33,798	30,534
Accounting services	27,444	30,876	27,601
Custodian	21,166	43,305	8,246
Registration	15,076	13,459	12,231
Printing	13,230	9,481	9,260
Officer and Trustees	11,626	10,041	9,962
Miscellaneous	18,400	14,667	7,685

Total expenses excluding interest expense	773,111	840,847	645,183
Interest expense	10,544	—	—

Total expenses	783,655	840,847	645,183
Less fees waived and/or reimbursed by Manager	(2,755)	(839,855)	(644,092)
Less transfer agent fees reimbursed — Investor A	(10,785)	—	—
Less transfer agent fees reimbursed — Investor C	(3,055)	—	—

Total expenses after fees waived and reimbursed	767,060	992	1,091

Net investment income	2,228,733	1,165,012	1,345,497

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,122,660)	12,236,097	12,470,168
Financial futures contracts	636,680	—	—
Foreign currency transactions	—	(23,897)	760
Options written	9,250	—	—
Swaps	1,011,428	—	—

	(3,465,302)	12,212,200	12,470,928

Net change in unrealized appreciation/depreciation on:
Investments	(3,187,275)	13,028,167	6,900,400
Financial futures contracts	189,251	—	—
Foreign currency translations	—	838	(422)
Options written	137,577	—	—
Swaps	494,035	—	—

	(2,366,412)	13,029,005	6,899,978

Total realized and unrealized gain (loss)	(5,831,714)	25,241,205	19,370,906

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,602,981)	$26,406,217	$20,716,403

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	31

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013

Operations
Net investment income	$2,228,733	$3,907,033	$1,165,012	$2,155,641	$1,345,497	$2,286,438
Net realized gain (loss)	(3,465,302)	3,483,291	12,212,200	9,381,043	12,470,928	13,288,702
Net change in unrealized appreciation/depreciation	(2,366,412)	3,195,492	13,029,005	7,995,083	6,899,978	8,853,771

Net increase (decrease) in net assets resulting from operations	(3,602,981)	10,585,816	26,406,217	19,531,767	20,716,403	24,428,911

Dividends and Distributions to Shareholders From
Net investment income	—	—	(962,487)	(4,644,978)	(402,267)	(2,145,512)
Net investment income:
Institutional	(2,384,659)	(5,298,854)[1]	—	—	—	—
Investor A	(512,907)	(438,591)[1]	—	—	—	—
Investor C	(88,273)	(75,602)[1]	—	—	—	—
Tax return of capital:
Institutional	—	(820,120)[1]	—	—	—	—
Investor A	—	(67,882)[1]	—	—	—	—
Investor C	—	(11,701)[1]	—	—	—	—
Net realized gain:
Institutional	—	(2,646,262)[1]	—	—	—	—
Investor A	—	(308,691)[1]	—	—	—	—
Investor C	—	(74,798)[1]	—	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(2,985,839)	(9,742,501)	(962,487)	(4,644,978)	(402,267)	(2,145,512)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(69,922,775)	99,012,104	(624,445)	(7,036,702)	(9,443,250)	(7,294,397)

Net Assets
Total increase (decrease) in net assets	(76,511,595)	99,855,419	24,819,285	7,850,087	10,870,886	14,989,002
Beginning of period	252,413,490	152,558,071	144,493,471	136,643,384	153,740,989	138,751,987

End of period	$175,901,895	$252,413,490	$169,312,756	$144,493,471	$164,611,875	$153,740,989

Undistributed (distributions in excess of) net investment income, end of period	$(769,652)	$(12,546)	$(2,153,579)	$(2,356,104)	$1,355,136	$411,906

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional[1]
	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.37	$10.31	$10.35	$10.39	$9.64	$9.88

Net investment income[2]	0.11	0.20	0.41	0.42	0.53	0.56
Net realized and unrealized gain (loss)	(0.20)	0.34	0.33	0.52	0.93	(0.26)

Net increase (decrease) from investment operations	(0.09)	0.54	0.74	0.94	1.46	0.30

Dividends and distributions from:
Net investment income	(0.15)	(0.29)[3]	(0.42)[3]	(0.39)[3]	(0.54)[3]	(0.54)[3]
Tax return of capital	—	(0.05)[3]	—	—	—	—
Net realized gain	—	(0.14)[3]	(0.36)[3]	(0.59)[3]	(0.17)[3]	—

Total dividends and distributions	(0.15)	(0.48)	(0.78)	(0.98)	(0.71)	(0.54)

Net asset value, end of period	$10.13	$10.37	$10.31	$10.35	$10.39	$9.64

Total Investment Return[4]
Based on net asset value	(0.81)%[5]	5.39%	7.46%	9.41%	15.52%	3.26%

Ratios to Average Net Assets
Total expenses	0.66%[6]	0.63%	0.69%	0.72%	0.71%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%[6]	0.63%	0.69%	0.32%	0.01%	0.19%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.64%[6]	0.61%	0.67%	0.31%	0.00%	0.00%

Net investment income	2.25%[6]	1.93%	4.00%	3.98%	5.18%	5.82%

Supplemental Data
Net assets, end of period (000)	$135,655	$204,546	$149,024	$141,401	$129,514	$109,769

Portfolio turnover	1,025%[7]	3,166%[8]	2,842%[9]	1,651%[10]	1,371%[11]	1,642%[12]

[1]

On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 683%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 2,169%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,876%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 916%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 517%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 444%.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	33

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor A1				Investor C1
	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30,		Period December 6, 2010[2] to April 30, 2011	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30,		Period December 6, 2010[2] to April 30, 2011
		2013	2012			2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.29	$10.33	$10.85	$10.35	$10.29	$10.33	$10.85

Net investment income[3]	0.10	0.14	0.40	0.15	0.07	0.06	0.30	0.12
Net realized and unrealized gain (loss)	(0.20)	0.37	0.31	0.01	(0.21)	0.37	0.33	0.06

Net increase (decrease) from investment operations	(0.10)	0.51	0.71	0.16	(0.14)	0.43	0.63	0.18

Dividends and distributions from:
Net investment income	(0.14)	(0.27)[4]	(0.39)[4]	(0.09)[4]	(0.10)	(0.20)[4]	(0.31)[4]	(0.11)[4]
Tax return of capital	—	(0.04)[4]	—	—	—	(0.03)[4]	—	—
Net realized gain	—	(0.14)[4]	(0.36)[4]	(0.59)[4]	—	(0.14)[4]	(0.36)[4]	(0.59)[4]

Total dividends and distributions	(0.14)	(0.45)	(0.75)	(0.68)	(0.10)	(0.37)	(0.67)	(0.70)

Net asset value, end of period	$10.11	$10.35	$10.29	$10.33	$10.11	$10.35	$10.29	$10.33

Total Investment Return[5]
Based on net asset value	(0.95)%[6]	5.08%	7.11%	1.84%[6]	(1.32)%[6]	4.31%	6.36%	1.54%[6]

Ratios to Average Net Assets
Total expenses	0.99%[7]	0.91%	0.94%	1.29%[7]	1.75%[7]	1.63%	1.71%	2.03%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.93%[7]	0.91%	0.94%	1.29%[7]	1.67%[7]	1.63%	1.70%	2.03%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.92%[7]	0.89%	0.92%	1.29%[7]	1.66%[7]	1.61%	1.68%	2.03%[7]

Net investment income	2.05%[7]	1.32%	4.18%	3.72%[7]	1.29%[7]	0.62%	3.27%	3.01%[7]

Supplemental Data
Net assets, end of period (000)	$32,355	$39,392	$2,525	$10	$7,892	$8,476	$1,008	$10

Portfolio turnover	1,025%[8]	3,166%[9]	2,842%[10]	1,651%[11,12]	1,025%[8]	3,166%[9]	2,842%[10]	1,651%[11,12]

[1]

On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 683%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 2,169%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,876%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 916%.

[12]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Financial Highlights	Global SmallCap Portfolio

	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.09	$12.66	$13.93	$11.53	$8.28	$12.38

Net investment income[1]	0.11	0.20	0.18	0.19	0.14	0.17
Net realized and unrealized gain (loss)	2.44	1.66	(1.17)	2.47	3.36	(3.93)

Net increase (decrease) from investment operations	2.55	1.86	(0.99)	2.66	3.50	(3.76)

Dividends and distributions from:
Net investment income	(0.09)	(0.43)[2]	(0.28)[2]	(0.26)[2]	(0.25)[2]	(0.10)[2]
Net realized gain	—	—	—	—	—	(0.24)[2]

Total dividends and distributions	(0.09)	(0.43)	(0.28)	(0.26)	(0.25)	(0.34)

Net asset value, end of period	$16.55	$14.09	$12.66	$13.93	$11.53	$8.28

Total Investment Return[3]
Based on net asset value	18.18%[4]	15.30%	(7.03)%	23.69%	42.81%	(31.22)%

Ratios to Average Net Assets
Total expenses	1.08%[5]	1.07%	1.14%	1.10%	1.16%	1.26%

Total expenses after fees waived and/or reimbursed	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.49%[5]	1.60%	1.47%	1.67%	1.41%	1.79%

Supplemental Data
Net assets, end of period (000)	$169,313	$144,493	$136,643	$147,051	$127,418	$109,239

Portfolio turnover	46%	70%	79%	81%	81%	120%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	35

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.10	$12.11	$12.33	$10.06	$6.78	$9.97

Net investment income[1]	0.13	0.20	0.16	0.19	0.15	0.15
Net realized and unrealized gain (loss)	1.82	1.98	(0.19)	2.27	3.26	(3.17)

Net increase (decrease) from investment operations	1.95	2.18	(0.03)	2.46	3.41	(3.02)

Dividends from net investment income	(0.04)	(0.19)[2]	(0.19)[2]	(0.19)[2]	(0.13)[2]	(0.17)[2]

Net asset value, end of period	$16.01	$14.10	$12.11	$12.33	$10.06	$6.78

Total Investment Return[3]
Based on net asset value	13.83%[4]	18.26%	(0.10)%	24.81%	50.68%	(30.28)%

Ratios to Average Net Assets
Total expenses	0.81%[5]	0.82%	0.82%	0.82%	0.86%	0.86%

Total expenses after fees waived and/or reimbursed	0.00%[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.69%[5]	1.64%	1.43%	1.84%	1.78%	1.86%

Supplemental Data
Net assets, end of period (000)	$164,612	$153,741	$138,752	$141,588	$124,072	$105,399

Portfolio turnover	34%	57%	64%	64%	81%	179%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

36	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (collectively, the “Funds” or individually, the “Fund”) are each a series of the Trust. The Funds are classified as diversified funds. BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	37

Notes to Financial Statements (continued)

Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statements of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends and distributions paid by each Fund are recorded on the ex-dividend dates. For BlackRock U.S. Mortgage Portfolio, dividends from net investment income are declared daily

38	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Notes to Financial Statements (continued)

and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Funds or its classes are charged to the Funds or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Fred-die Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	39

Notes to Financial Statements (continued)

Assets. Certain Funds also may invest in stripped mortgage-backed securities that are privately issued.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage- backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically, the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of BlackRock U.S. Mortgage Portfolio’s reverse repurchase agreements by counterparty, which are subject to offset under a MRA on a net basis as of October 31, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Including Accrued Interest[1]	Cash Collateral Pledged[1]	Net Amount
Morgan Stanley & Co. LLC	$14,667,739	$(14,667,739)	—	$—

[1]

Collateral with a value of $15,312,784 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged from the individual open reverse repurchase agreements is not shown for financial reporting purposes.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

40	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Notes to Financial Statements (continued)

Securities Lending: Certain Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral, and the borrower can resell or re-pledge the loaned securities.

The following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under a MSLA as of October 31, 2013:

Global SmallCap Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc	$4,278	$(4,278)	—
Citigroup Global Markets, Inc	459,790	(459,790)	—
Credit Suisse Securities (USA) LLC	169,815	(169,815)	—
Deutsche Bank Securities, Inc	196,314	(196,314)	—
Goldman Sachs & Co	4,044,004	(4,044,004)	—
JP Morgan Securities LLC	878,591	(878,591)	—
Morgan Stanley	7,483,204	(7,483,204)	—
SG Americas Securities LLC	452,284	(452,284)	—
UBS Securities LLC	2,397,909	(2,397,909)	—

Total	$16,086,189	$(16,086,189)	—

Mid Cap Value Opportunities Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co	$2,909,611	$(2,909,611)	—
Morgan Stanley	3,601,262	(3,601,262)	—
UBS Securities LLC	1,496,089	(1,496,089)	—

Total	$8,006,962	$(8,006,962)	—

[1]

Collateral with a value of $16,951,273 and $8,179,905 has been received in connection with securities lending agreements for Global SmallCap Portfolio and Mid Cap Opportunities Portfolio, respectively. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended October 31, 2013, any securities on loan were collateralized by cash.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	41

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

Swaps: Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

42	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Notes to Financial Statements (continued)

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the

Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure.

Fair Values of Derivative Financial Instruments as of October 31, 2013
	Derivative Assets
		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1] ; Unrealized appreciation on over-the- counter swaps; Swap premiums paid; Investments at value — unaffiliated[2]	$657,671	—

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$4,654

Credit contracts	Unrealized appreciation on over-the-counter swaps; Swap premiums paid	695,407	—

Total		$1,353,078	$4,654

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	43

Notes to Financial Statements (continued)

	Derivative Liabilities
		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on over-the- counter swaps; Swap premiums received; Options written at value	$953,312	—

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$327

Credit contracts	Net unrealized appreciation/ depreciation[1]	52,725	—

Total		$1,006,037	$327

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2013
Net Realized Gain (Loss) From

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Interest rate contracts:
Financial futures contracts	$636,680	—	—
Options[1]	(46,264)	—	—
Swaps	1,092,114	—	—
Foreign currency exchange contracts:
Foreign currency transactions	—	$8,909	$885
Credit contracts:
Swaps	(80,686)	—	—

Total	$1,601,844	$8,909	$885

Net Change in Unrealized Appreciation/Depreciation on
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate contracts:
Financial futures contracts	$189,251	—
Options[1]	159,003	—
Swaps	(202,887)	—
Foreign currency exchange contracts:
Foreign currency translations	—	$5,457
Credit contracts:
Swaps	696,922	—

Total	$842,289	$5,457

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended October 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Financial futures contracts:
Average number of contracts purchased	344	—	—
Average number of contracts sold	219	—	—
Average notional value of contracts purchased	$69,909,883	—	—
Average notional value of contracts sold	$28,032,771	—	—
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	—	6	3	[1]
Average number of contracts - US dollars sold	—	2	—
Average US dollar amounts purchased	—	$334,077	$121,750	[1]
Average US dollar amounts sold	—	$56,684	—
Options:
Average number of option contracts purchased	40	—	—
Average number of option contracts written	79	—	—
Average notional value of option contracts purchased	$9,764,400	—	—
Average notional value of option contracts written	$19,578,175	—	—
Average number of swaption contracts purchased	4	—	—
Average number of swaption contracts written	10	—	—
Average notional value of swaption contracts purchased	$27,300,000	—	—
Average notional value of swaption contracts written	$62,400,000	—	—
Credit default swaps:
Average number of contracts - buy protection	1	—	—
Average number of contracts - sell protection	1	—	—
Average notional value - buy protection	$2,300,500	—	—
Average notional value - sell protection	$4,500,000	—	—
Interest rate swaps:
Average number of contracts - pays fixed rate	5	—	—
Average number of contracts - receives fixed rate	3	—	—
Average notional value - pays fixed rate	$98,700,000	—	—
Average notional value - receives fixed rate	$20,050,000	—	—
Total return swaps:
Average number of contracts	14	—	—
Average notional value	$7,859,000	—	—

[1]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund

44	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Notes to Financial Statements (continued)

bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2013, the Funds’ derivative assets and liabilities (by type) are as follows:

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$11,216	$11,932	—	—
Foreign currency exchange contracts	—	—	$4,654	$327
Swaps	1,437,613	199,835	—	—
Options[1]	220,469	435,375	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,669,298	$647,142	$4,654	$327
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(445,351)	(11,932)	—	—

Total assets and liabilities subject to a MNA	$1,223,947	$635,210	$4,654	$327

[1]	Includes options purchased at value as reported in the Schedule of Investments.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	45

Notes to Financial Statements (continued)

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2013:

BlackRock U.S. Mortgage Portfolio
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Bank of America N.A	$46,055	$(46,055)	—	—	—
Barclays Bank PLC	717,053	(17,480)	$(699,573)	—	—
Citibank N.A	7,371	(2,748)	—	—	$4,623
Credit Suisse International	182,508	(29,450)	—	—	153,058
Deutsche Bank AG	199,866	(199,866)	—	—	—
Goldman Sachs International	14,515	(9,824)	—	—	4,691
JPMorgan Chase Bank N.A	56,579	(41,717)	—	—	14,862

Total	$1,223,947	$(347,140)	$(699,573)	—	$177,234

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A	$97,576	$(46,055)	—	—	$51,521
Barclays Bank PLC	17,480	(17,480)	—	—	—
Citibank N.A	2,748	(2,748)	—	—	—
Credit Suisse International	29,450	(29,450)	—	—	—
Deutsche Bank AG	436,415	(199,866)	—	$(236,549)	—
Goldman Sachs International	9,824	(9,824)	—	—	—
JPMorgan Chase Bank N.A	41,717	(41,717)	—	—	—

Total	$635,210	$(347,140)	—	$(236,549)	$51,521

Global SmallCap Portfolio
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Canadian Imperial Bank of Commerce	$1,890	—	—	—	$1,890
Deutsche Bank AG	416	$(171)	—	—	245
Morgan Stanley Capital Services LLC	1,491	—	—	—	1,491
UBS AG	857	—	—	—	857

Total	$4,654	$(171)	—	—	$4,483

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Brown Brothers Harriman & Co	$156	—	—	—	$156
Deutsche Bank AG	171	$(171)	—	—	—

Total	$327	$(171)	—	—	$156

[1]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
[2]	Net amount represents the net amount receivable from to the counterparty in the event of default.
[3]	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
First $1 Billion	0.46%	0.85%	0.65%
$1 – $3 Billion	0.43%	0.80%	0.61%
$3 – $5 Billion	0.41%	0.77%	0.59%
$5 – $10 Billion	0.40%	0.74%	0.57%
Greater than $10 Billion	0.39%	0.72%	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees BlackRock U.S. Mortgage Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with BlackRock U.S. Mortgage Portfolio’s investment in other

46	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Notes to Financial Statements (continued)

affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by Manager in the Statements of Operations.

The Manager, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”) and, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, entered into sub-advisory agreements with BIM. BFM and BIM are affiliates of the Manager. The Manager pays the sub-advisors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For the six months ended October 31, 2013, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$1,391
Global SmallCap Portfolio	$780
Mid Cap Value Opportunities Portfolio	$836

The Trust, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Manager contractually agreed to waive and/or reimburse fees or expenses of BlackRock U.S. Mortgage Portfolio in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2014 unless approved by the Board, including a majority of the independent trustees. The expense limitations as a percentage of average daily net assets are as follows:

Investor A	0.93%
Investor C	1.68%

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, excluding interest expense, dividend expense and income tax expense, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. This agreement has no fixed term. Although Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Funds is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by Manager in the Statements of Operations. The waivers were as follows:

Investment Advisory Fee Waived
Global SmallCap Portfolio	$662,901
Mid Cap Value Opportunities Portfolio	$516,996

In addition, for the six months ended October 31, 2013, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by Manager in the Statements of Operations:

Reimbursement from Manager
Global SmallCap Portfolio	$176,954
Mid Cap Value Opportunities Portfolio	$127,096

For the six months ended October 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $3,418.

For the six months ended October 31, 2013, affiliates of BlackRock U.S. Mortgage Portfolio received CDSC’s as follows:

Investor A	$370
Investor C	$6,789

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	47

Notes to Financial Statements (continued)

cash collateral. The share of income earned by the Funds on the reinvestment of cash collateral is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended October 31, 2013, BIM received securities lending agent fees related to securities lending agent activities for the Funds as follows:

Global SmallCap Portfolio	$64,056
Mid Cap Value Opportunities Portfolio	$8,460

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended October 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Sales
Global SmallCap Portfolio	$37,974
Mid Cap Value Opportunities Portfolio	$1,188,097

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended October 31, 2013, were as follows:

	Purchases	Sales
BlackRock U.S. Mortgage Portfolio	$2,661,831,224	$2,857,801,598
Global SmallCap Portfolio	$71,226,750	$69,555,125
Mid Cap Value Opportunities Portfolio	$52,930,977	$59,942,808

Purchases and sales of US government securities for BlackRock U.S. Mortgage Portfolio for the six months ended October 31, 2013 were $297,075,793 and $445,322,729, respectively.

Purchases and sales of mortgage dollar rolls for BlackRock U.S. Mortgage Portfolio for the six months ended October 31, 2013 were $987,781,400 and $988,759,741, respectively.

Transactions in options written for BlackRock U.S. Mortgage Portfolio for the six months ended October 31, 2013, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$16,150	$189,023
Options written	158	—	21,537
Options expired	(158)	—	(21,537)
Options closed	—	(12,400)	(99,167)

Outstanding options, end of period	—	$3,750	$89,856

	Puts
	Notional (000)	Premiums Received
Outstanding options, beginning of period	$25,150	$416,006
Options written	45,000	228,000
Options closed	(13,600)	(143,357)

Outstanding options, end of period	$56,550	$500,649

7. Income Tax Information:

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
2018	$108,326	$1,211,990

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$379,480,600	$146,877,686	$132,297,937

Gross unrealized appreciation	$6,165,565	$43,501,711	$42,180,962
Gross unrealized depreciation	(2,563,975)	(4,977,464)	(1,779,430)

Net unrealized appreciation	$3,601,590	$38,524,247	$40,401,532

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreements during the six months ended October 31, 2013.

For the six months ended October 31, 2013, the BlackRock U.S. Mortgage Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements was approximately $11,753,393 and the daily weighted average interest rate was 0.13%.

48	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Notes to Financial Statements (continued)

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Global SmallCap Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of October 31, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of Global SmallCap Portfolio’s investments.

As of October 31, 2013, Mid Cap Value Opportunities Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of October 31, 2013, Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	8%
Health Care Equipment & Supplies	6%
Commercial Banks	6%
Software	5%
Other[1]	75%

[1]	All other industries held were each less than 5% of long-term investments.

11. Capital Share Transactions:

Transactions in capital shares for each Class were as follows:

	Six Months Ended October 31, 2013		Year Ended April 30, 2013
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,394,839	$33,856,720	9,619,055	$99,605,989
Shares issued in reinvestment of dividends and distributions	94,545	949,932	269,569	2,791,124
Shares redeemed	(9,823,174)	(98,365,531)	(4,614,294)	(47,740,027)

Net increase (decrease)	(6,333,790)	$(63,558,879)	5,274,330	$54,657,086

Investor A
Shares sold	1,124,927	$11,364,545	4,387,338	$45,445,595
Shares issued in reinvestment of dividends and distributions	51,066	511,459	78,679	812,455
Shares redeemed	(1,781,801)	(17,892,350)	(904,607)	(9,379,444)

Net increase (decrease)	(605,808)	$(6,016,346)	3,561,410	$36,878,606

Investor C
Shares sold	268,049	$2,717,038	769,801	$7,980,786
Shares issued in reinvestment of dividends and distributions	8,741	87,532	14,905	153,913
Shares redeemed	(315,142)	(3,152,120)	(63,725)	(658,287)

Net increase (decrease)	(38,352)	$(347,550)	720,981	$7,476,412

Total Net Increase (Decrease)	(6,977,950)	$(69,922,775)	9,556,721	$99,012,104

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	49

Notes to Financial Statements (concluded)

	Six Months Ended October 31, 2013		Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Global SmallCap Portfolio
Shares sold	1,261,747	$18,885,148	1,746,129	$22,179,398
Shares redeemed	(1,288,267)	(19,509,593)	(2,282,054)	(29,216,100)

Net decrease	(26,520)	$(624,445)	(535,925)	$(7,036,702)

Mid Cap Value Opportunities Portfolio
Shares sold	1,139,454	$17,012,713	1,951,042	$23,969,841
Shares redeemed	(1,763,817)	(26,455,963)	(2,502,059)	(31,264,238)

Net decrease	(624,363)	$(9,443,250)	(551,017)	$(7,294,397)

At October 31, 2013, shares owned by affiliates of BlackRock U.S. Mortgage Portfolio were as follows:

Shares
Investor A	922
Investor C	922

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Global SmallCap Portfolio, Mid Cap Value Opportunities Portfolio and BlackRock U.S. Mortgage Portfolio (each, a “Fund,” and collectively, the “Funds”), each a series of Managed Account Series (the “Trust”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock Financial Management, Inc. (collectively, the “Sub-Advisors”), with respect to each Fund, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio man-

agers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to each Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) for the BlackRock U.S. Mortgage Portfolio and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements (with respect to BlackRock U.S. Mortgage Portfolio) and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding the Fund shares of BlackRock U.S. Mortgage Portfolio; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discuss-

ing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

52	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board noted that the Global SmallCap Portfolio ranked in the third, third and second quartiles against its Lipper Performance Universe, on a gross of fee basis, for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, security selection detracted from performance, particularly in the healthcare sector, for the one-year period. Sector positioning of the portfolio also detracted, especially underweights to outperforming areas like consumer discretionary and industrials. Three-year underperformance is largely attributable to the portfolio’s tilt toward high quality growth companies with stable business models. Fund management believed this positioning would provide the best balance of downside risk and upside return potential given the broader environment, although this positioning proved to be overly conservative in hindsight.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Global SmallCap Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Mid Cap Value Opportunities Portfolio ranked in the fourth, first and first quartiles against its Lipper Performance Universe, on a gross of fee basis, for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and will monitor the Fund’s performance in the coming year.

The Board noted that the BlackRock U.S. Mortgage Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund:

The Board, including the Independent Board Members, reviewed the BlackRock U.S. Mortgage Portfolio’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the BlackRock U.S. Mortgage Portfolio’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by

BlackRock for services provided to the BlackRock U.S. Mortgage Portfolio. The Board noted that BlackRock does not charge the Global SmallCap Portfolio or the Mid Cap Value Opportunities Portfolio a net advisory fee. The Board reviewed BlackRock’s profitability with respect to the BlackRock U.S. Mortgage Portfolio and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of the Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses, interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider each of these Funds’ advisory fee rate as compared to its Expense Peers, but instead emphasized that shares of these Funds may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that the BlackRock U.S. Mortgage Portfolio’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	53

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis, as applicable.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints, in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

54	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.1

New York, New York 10055

BlackRock Investment Management, LLC2

Princeton, NJ 08540

Custodian

The Bank of New York Mellon1

New York, NY 10286

Brown Brothers Harriman & Co.2

Boston, MA 02109

Transfer Agent and Accounting Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For BlackRock U.S. Mortgage Portfolio.

[2]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

MANAGED ACCOUNT SERIES	SEPTEMBER 30, 2013	55

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

56	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2013	57

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

58	MANAGED ACCOUNT SERIES	OCTOBER 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Shares of each Fund, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

#MAS-10/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Managed Account Series

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Managed Account Series

Date: January 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of Managed Account Series

Date: January 2, 2014

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